Exhibit 99.1

FOR RELEASE: CONTACT:	New Hartford, NY, November 14, 2016 Christopher R. Byrnes (315) 738-0600 ext. 6226 cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES

2016 THIRD QUARTER RESULTS FROM CONTINUING OPERATIONS

New Hartford, NY- November 14, 2016 -- PAR Technology Corporation (NYSE: PAR) today announced results from continuing operations for the third quarter ended September 30, 2016.

Summary of Fiscal 2016 Third Quarter and Year-to-Date Financial Results

•	Revenues were reported at $61.5 million in the third quarter of fiscal 2016, compared to $58.1 million in the same period in 2015, a 6.1% increase.
•
GAAP net income in the third quarter of fiscal 2016 was $518,000, or $0.03 per diluted share, compared to a GAAP net income of $1.3 million, or $0.08 earnings per diluted share in the same period in 2015.

•
Non-GAAP net income in the third quarter of fiscal 2016 was $1.6 million, or $0.10 per diluted share, compared to non-GAAP net income of $1.7 million, or $0.11 earnings per diluted share, in the same period in 2015.

•	Revenue decreased to $169.5 million in the first nine months of fiscal 2016, compared to $172.2 million in the same period in 2015.
•
GAAP net income in the first nine months of fiscal 2016 was $633,000 or $0.04 earnings per diluted share, compared to GAAP net income of $2.6 million, or $0.16 earnings per diluted share, in the same period in 2015.

•
Non-GAAP net income in the first nine months of fiscal 2016 was $3.1 million, or $0.20 per diluted share, compared to non-GAAP net income of $4.1 million or $0.26 earnings per diluted share, in the same period in 2015.

A reconciliation and description of non-GAAP financial measures to their comparable GAAP financial measures are included in the tables following this news release.

“Our performance in the quarter was a result of strength across both of PAR’s segments evidenced by revenue growth of 5.9% over the third quarter in 2015 and a 17.0% increase sequentially from the previous quarter.  We are seeing increased demand from our Restaurant/Retail Tier 1 customers, and also had increased deployments of our Brink cloud platform-as-a-service solution in the recently ended quarter,” commented Karen E. Sammon, PAR Technology Corporation President and Chief Executive Officer.  “The success of PAR’s cloud solutions have favorably impacted our business as reflected by a 75% rise in our SaaS revenues from the third quarter last year.  I am also pleased to report that our Government segment had a strong quarter as revenues increased by 4.9% over the prior year third quarter as we continue to add new contract awards and extensions and our backlog in this segment at the end of the quarter is a very healthy $122.4 million.”

Sammon continued, “PAR is bringing new technology to market at a rapid pace to address critical customer needs leveraging cloud technology, IoT and machine learning coupled with our passion for customer success. Our value proposition is resonating in the marketplace, positioning our Company as a mission-critical partner for companies looking to succeed in the emerging outcomes-based economy. We are committed to excellence throughout our organization, with our products and for all of our stakeholders. Our innovation supported by our proven track record in the markets we serve is fueling our performance and sets our Company up for future growth.”

Other Matters

Disclosed in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2016 to be filed with the Securities and Exchange Commission (“SEC”) today, the Company discovered and is currently investigating potential improper import/export and/or documentation of sales activities arising out of conduct in the Company’s China and Singapore offices. While it has been determined that no amendments need to be made to the Company’s prior period consolidated financial statements, material weaknesses in internal controls with respect to oversight of the sales operations in China and Singapore have been identified. The Company has notified the SEC, and is developing and implementing remediation plans and corrective actions to fully address the identified material weaknesses in its internal control over financial reporting.  If the SEC or other governmental agencies were to open an investigation, the Company could be exposed to sanctions, including fines, penalties, disgorgement and/or injunctive relief. As a result of the foregoing, the Company’s principal executive officer and principal financial officer concluded that our disclosure controls and procedures were not effective as of September 30, 2016.

Certain Company information in this release or statements made by its spokespersons from time to time may contain forward-looking statements.  Any statements in this document that do not describe historical facts are forward-looking statements.  Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company’s products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company’s filings with the Securities and Exchange Commission.

About PAR Technology Corporation

PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PAR. PAR’s Hospitality segment has been a leading provider of restaurant and retail technology for more than 35 years. PAR offers technology solutions for the full spectrum of restaurant operations, from large chain and independent table service restaurants to international quick service chains. Products from PAR also can be found in retailers, cinemas, cruise lines, stadiums and food service companies. PAR’s Government Business is a leader in providing computer-based system design, engineering and technical services to the Department of Defense and various federal agencies. For more information visit http://www.partech.com or connect with us on Facebook and Twitter.

There will be a conference call at 10:00 a.m. (Eastern) on November 14, 2016, during which the Company’s management will discuss the financial results for the third quarter of 2016.  To participate in the call, please call (866) 868-9502, approximately 10 minutes in advance.  No passcode is required to participate in the live call or to listen to the replay version.  Individual & Institutional Investors will have the opportunity to listen to the conference call/event over the internet by visiting PAR’s website at www.partech.com.  Alternatively, listeners may access an archived version of the presentation call after 1:00 p.m. on November 14, 2016 through November 21, 2016 by dialing (855) 859-2056 and input conference ID 8561827.

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PAR TECHNOLOGY CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	(Unaudited)
Assets	September 30, 2016	December 31, 2015
Current assets:
Cash and cash equivalents	$2,883	$8,024
Accounts receivable-net	32,848	29,530
Inventories-net	29,785	21,499
Note receivable	4,406	-
Income taxes receivable	482	-
Deferred income taxes	6,424	6,741
Other current assets	5,188	3,808
Total current assets	82,016	69,602
Property, plant and equipment - net	5,751	5,716
Note receivable	-	4,259
Deferred income taxes	11,038	11,038
Goodwill	11,051	11,051
Intangible assets - net	11,298	10,898
Other assets	3,806	3,687
Total Assets	$124,960	$116,251
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$170	$2,103
Borrowings on line of credit	4,795	-
Accounts payable	19,269	11,729
Accrued salaries and benefits	5,761	5,727
Accrued expenses	5,056	7,644
Customer deposits and deferred service revenue	11,895	10,819
Income taxes payable	-	279
Liabilities of discontinued operations	5	441
Total current liabilities	46,951	38,742
Long-term debt	426	566
Other long-term liabilities	8,802	8,883
Total liabilities	56,179	48,191
Commitments and contingencies
Shareholders’ Equity:
Preferred stock, $.02 par value, 1,000,000 shares authorized	-	-
Common stock, $.02 par value, 29,000,000 shares authorized; 17,485,622 and 17,352,838 shares issued; 15,777,513 and 15,644,729 outstanding at September 30, 2016 and December 31, 2015, respectively	350	347
Capital in excess of par value	46,161	45,753
Retained earnings	31,182	30,574
Accumulated other comprehensive loss	(3,076)	(2,778)
Treasury stock, at cost, 1,708,109 shares	(5,836)	(5,836)
Total shareholders’ equity	68,781	68,060
Total Liabilities and Shareholders’ Equity	$124,960	$116,251

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
 (in thousands, except per share amounts)
(Unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2016	2015	2016	2015
Net revenues:
Product	$25,757	$24,408	$69,285	$70,081
Service	12,620	11,611	36,128	34,687
Contract	23,115	22,041	64,042	67,438
	61,492	58,060	169,455	172,206
Costs of sales:
Product	18,433	17,454	51,012	50,238
Service	8,969	8,491	25,787	25,499
Contract	21,490	20,395	59,002	63,058
	48,892	46,340	135,801	138,795
Gross margin	12,600	11,720	33,654	33,411
Operating expenses:
Selling, general and administrative	8,672	6,808	23,271	20,313
Research and development	2,866	2,744	8,421	7,840
Amortization of identifiable intangible assets	241	248	724	746
	11,779	9,800	32,416	28,899
Operating income from continuing operations	821	1,920	1,238	4,512
Other (expense) income, net	(38)	128	(318)	(58)
Interest (expense)income, net	(12)	(81)	20	(252)
Income from continuing operations before provision for income taxes	771	1,967	940	4,202
Provision for income taxes	(253)	(670)	(306)	(1,470)
Income from continuing operations	518	1,297	634	2,732
Discontinued operations
Loss on discontinued operations (net of tax)	-	(2,786)	(26)	(4,505)
Net income (loss)	$518	$(1,489)	$608	$(1,773)
Basic Earnings per Share:
Income from continuing operations	0.03	0.08	0.04	0.18
Loss from discontinued operations	(0.00)	(0.18)	(0.00)	(0.29)
Net income (loss)	$0.03	$(0.10)	$0.04	$(0.11)
Diluted Earnings per Share:
Income from continuing operations	0.03	0.08	0.04	0.17
Loss from discontinued operations	(0.00)	(0.18)	(0.00)	(0.29)
Net income (loss)	$0.03	$(0.10)	$0.04	$(0.11)
Weighted average shares outstanding
Basic	15,770	15,589	15,670	15,549
Diluted	15,822	15,659	15,730	15,650

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share data)
(Unaudited)

	For the three months ended September 30, 2016			For the three months ended September 30, 2015
	Reported basis (GAAP)	Adjustments	Comparable basis (Non- GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non- GAAP)

Net revenues	$61,492	-	61,492	$58,060	-	58,060
Costs of sales	48,892	-	48,892	46,340	-	46,340
Gross Margin	12,600	-	12,600	11,720	-	11,720

Operating Expenses
Selling, general and administrative	8,672	1,421	7,251	6,808	414	6,394
Research and development	2,866	-	2,866	2,744		2,744
Amortization of identifiable intangible assets	241	241	-	248	248	-
Total operating expenses	11,779	1,662	10,117	9,800	662	9,138
Operating income from continuing operations	821	1,662	2,483	1,920	662	2,582
Other (expense) income, net	(38)	-	(38)	128	-	128
Interest (expense) income , net	(12)	26	14	(81)	26	(55)
Income from continuing operations before provision for income taxes	771	1,688	2,459	1,967	688	2,655
Provision for income taxes	(253)	(625)	(878)	(670)	(255)	(925)
Income from continuing operations	$518	$1,063	$1,581	$1,297	$433	$1,730
Loss from discontinued operations, (net of tax)	$-		$-	$(2,786)		$(2,786)
Net income	$518		$1,581	$(1,489)		$(1,056)
Income per diluted share from continuing operations	$0.03		$0.10	$0.08		$0.11
Loss per diluted share from discontinuing operations	$-		$-	$(0.18)		$(0.18)
Income per diluted share	$0.03		$0.10	$(0.10)		$(0.07)

The Company reports its financial results in accordance with GAAP, which refers to financial information presented in accordance with generally accepted accounting principles in the United States.  However, non-GAAP adjusted financial measures, as defined in the reconciliation table above, are provided herein because management uses such measures in evaluating the results of the continuing operations of the Company and believes this information provides investors supplemental insight into underlying business trends and performance.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

PAR's results of operations are impacted by certain items which include severance charges from restructuring business operations, equity based compensation, acquisition related expenditures, and other one-time charges that may not be indicative of the Company’s business trends. Management believes that adjusting its operating expenses, operating income, net earnings and diluted earnings per share to remove these certain items provides an useful perspective with respect to our results and provides meaningful supplemental information to both management and investors that removes these items which are difficult to predict and are often unanticipated, and which, as a result are difficult to include in analyst's financial models and our investors' expectations with any degree of specificity. PAR believes the adjusted totals facilitate comparison on a year-over-year basis.

PAR's results of operations are further impacted by costs from its multi-year ERP system implementation. Management believes that further adjusting its operating expenses, operating income, net earnings and diluted earnings per share to remove the impact of the ERP expenses provides a useful perspective with respect to underlying business trends and results and provides meaningful supplemental information to both management and investors that is indicative of the performance of the Company's underlying operations and facilitates comparison on a year-over-year basis.

The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These financial measures should not be used as a substitute in assessing the company's results of operations for the periods presented. An analysis of any non-GAAP financial measure should be used in conjunction with results presented in accordance with GAAP. As a result, in the tables that follow, each period presented is adjusted to remove the certain items noted above. Each period has been further adjusted to remove expenses related to the ERP system implementation.

During the third quarter of 2016, the Company recorded charges within selling, general and administrative of $406,000 of investigation costs related to certain unauthorized transfers of Company funds that were made in contravention of the Company’s policies and procedures, $36,000 related to the initial phase of the planned implementation of a new enterprise resource system, $789,000 write off relating to the Company’s previous human capital management system that is being replaced in connection with the ERP system implementation and equity based compensation charges of $190,000.  Lastly, related to the acquisition of Brink, the Company recognized amortization of acquired intangible assets of $241,000 and accreted interest of $26,000.  During the third quarter of 2015, the Company recorded severance and other related charges of $200,000 and equity based compensation charges of $214,000, included in selling, general and administrative.  The Company also recognized amortization of acquired intangible assets of $248,000 and accreted interest of $26,000 related to the acquisition of Brink.  The aforementioned charges, along with an associated adjustment to the Company’s provision for income taxes have been excluded in the Company’s non-GAAP measures because they are considered non-recurring in nature and/or are quantitatively and qualitatively different from the Company’s core operations during any particular period.

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share data)
(Unaudited)

	For the nine months ended September 30, 2016			For the nine months ended September 30, 2015
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non- GAAP)

Net revenues	$169,455	-	$169,455	$172,206	-	$172,206
Costs of sales	135,801	-	135,801	138,795	151	138,644
Gross Margin	33,654	-	33,654	33,411	151	33,562

Operating Expenses
Selling, general and administrative	23,271	3,170	20,101	20,313	1,120	19,193
Research and development	8,421	-	8,421	7,840	13	7,827
Acquisition amortization	724	724	-	746	746	-
Total operating expenses	32,416	3,894	28,522	28,899	1,879	27,020
Operating income from continuing operations	1,238	3,894	5,132	4,512	2,030	6,542
Other (expense) income, net	(318)	-	(318)	(58)	-	(58)
Interest income (expense), net	20	78	98	(252)	77	(175)
Income from continuing operations before provision for income taxes	940	3,972	4,912	4,202	2,107	6,309
Provision for income taxes	(306)	(1,470)	(1,776)	(1,470)	(780)	(2,250)
Income from continuing operations	$634	$2,502	$3,136	$2,732	$1,327	$4,059
Loss from discontinued operations, (net of tax)	$(26)		$(26)	$(4,505)		$(4,505)
Net income (loss)	$608		$3,110	$(1,773)		$(446)
Income per diluted share from continuing operations	$0.04		$0.20	$0.17		$0.26
Loss per diluted share from discontinuing operations	$(0.00)		$(0.00)	$(0.29)		$(0.29)
Income (loss) per diluted share	$0.04		$0.20	$(0.11)		$(0.03)

During the nine months ended September 30, 2016, the Company recorded charges within selling, general and administrative of $1,476,000 of investigation costs related to certain unauthorized transfers of Company funds that were made in contravention of the Company’s policies and procedures, $508,000 related to the initial phase of the planned implementation of a new enterprise resource system, $789,000 write off relating to the Company’s previous human capital management system that is being replaced in connection with the ERP system implementation and equity based compensation charges of $397,000.  Lastly, related to the acquisition of Brink, the Company recognized amortization of acquired intangible assets of $724,000 and accreted interest of $78,000.  During the nine months ended September 30, 2015, the Company recorded severance and other related charges of $797,000, of which $151,000 is included in cost of sales, $13,000 is included in research and development and $633,000 is included in selling, general and administrative.  Also included within selling, general and administrative is equity based compensation charges of $487,000.  Lastly, related to the acquisition of Brink, the Company recognized amortization of acquired intangible assets of $746,000 and accreted interest of $77,000.  The aforementioned charges, along with an associated adjustment to the Company’s provision for income taxes have been excluded in the Company’s non-GAAP measures because they are considered non-recurring in nature and/or are quantitatively and qualitatively different from the Company’s core operations during any particular period.